SecureDesigns® Variable Annuity EliteDesigns® Variable Annuity	SecureDesigns® Variable Annuity EliteDesigns® Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 800 Westchester Ave., Suite 641 N Rye Brook, New York 10573

Supplement Dated October 12, 2012,
To the Prospectus Dated May 1, 2012

Effective October 29, 2012, the Guggenheim VT Managed Futures Strategy Subaccount will change its name to Guggenheim VT Global Managed Futures Strategy Subaccount (the Subaccount). All references to the former name in the Prospectus dated May 1, 2012 are hereby changed to reflect the new name effective October 29, 2012.

Also effective October 29, 2012, the fund underlying the Subaccount, the Guggenheim VT Global Managed Futures Strategy fund will change its Investment Objective from “seeks to achieve positive absolute returns” to “seeks to generate positive total returns over time.” The reference to the former objective in the “Objectives for Underlying Funds” section in the Prospectus dated May 1, 2012, is hereby change to reflect the new objective effective October 29, 2012.

Please Retain This Supplement For Future Reference